News Release

Douglas lake successfully completes transitional initiatives and appoints a new President and CEO

VANCOUVER, BRITISH COLUMBIA, November 22, 2011 - Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTC.BB: DLKM.OB) is pleased to announce that, effective immediately, and following the successful implementation of selected strategic initiatives, Dr. Reyno Scheepers, the Company's current Chief Operating Officer, shall be taking over from Dr. Douglas Boateng as the Company's President and Chief Executive Officer.

In this regard the Company has reached an agreement with Dr. Boateng whereby he will: (i) spearhead Company efforts to position itself outside the United States and Canada as well as attract a new investor base particularly in Europe, Africa and Asia; (ii) act as an advisor to both the Company's non-executive Chairman and its CEO on business-related best practices; (iii) remain as a professional director and member of the Company's Supervisory Board; and (iv) act as Chairman of the Company's recently established Strategy and Governance Advisory Committee.

"Douglas Lake owes Dr. Boateng a great debt of gratitude", stated Mr. Mengi, Chairman of the Board. "His pragmatic and diplomatic approach helped to successfully steer the Company through a very challenging period both internally and externally. I look forward to continuing to tap his broad knowledge and experience and his vast European, Asian and African business network for the benefit of our Company", continued Mr. Mengi.

Dr. Boateng remarked, "With virtually all listed exploration companies suffering as a result of the continued global stock market turmoil, I agreed at that time to take the challenge of leading the company with some specific objectives in mind. These included, amongst others: (i) helping to stabilize the organization through a sensitive transitional period; (ii) creatively acquiring a very strategic asset through a cashless deal; and (iii) obtaining material knowledge through various strategic alliances and partnerships. All the above were achieved in a good time. More importantly, we have managed to drill and intersect gold anomalies on two of our potential targets. .With my mission primarily accomplished, I am happy to hand over the baton to Dr. Scheepers to continue with the very positive progress achieved so far", continued Dr. Boateng.

With this change in CEO the Company has also determined to immediately effect the following: (i) to search for and appoint an experienced and performance driven Senior Vice President for Business and Investor relationship development and management for the United States and Canada; (ii) to promote Mr. McDonald from Exploration manager to the position of Senior Vice President for Exploration for the Company; and (iii) to promote Mr. Rwekiti from Project Geologist to Exploration Manager for the Company.

Dr. Scheepers has been a director of Douglas Lake since September 21, 2010. His involvement with the mining industry stretches for a period of 28 years, and includes gold mining in South Africa, underground geology, underground and surface exploration and gold exploration project planning. One of his many achievements in Tanzania was the innovative and successful investigation and interpretation of the highly complex geology and technical aspects of the Merelani tanzanite deposit (in Proterozoic rocks) which eventually led to the listing of the first colored gemstone company on the Johannesburg Stock Exchange. He was further involved in the listing of the colored gemstone company Tanzanite One (now Richland Resources) on the London AIM. He also successfully led a Tanzanian exploration team to the greenfields discovery of significant gold mineralization, currently being drilled, in Archaean rocks in the Lake Victoria region in Tanzania. Dr. Scheepers' knowledge of rock formations and structures hosting the Handeni gold mineralization stretches over a period of 14 years, commencing with the investigation of the structural and geochemical aspects of the so called eastern granulites in 1998. He remains particularly interested in the gold and base metal potential as well as structural controls on mineralization of Tanzanian Proterozoic rocks. Dr. Scheepers was in charge of high level analytical laboratories that produced exemplary results on international geochemical reference standards.

"It is most of all Dr. Scheepers' quiet, determined, respectful and focused approach as he led several exploration teams concurrently, and sometimes under tough political and environmental conditions, in countries such as Democratic Republic of Congo(DRC), and Central African Republic, his fiscal frugality and most of all his exciting vision for the future of Douglas Lake that resulted in him being considered favorably for the position", said Mr. Mengi. "The Board wishes Dr Scheepers the best of success in his new role. We are sure that in him we have a geologist at the top who will lend further momentum to our Company's exploration strategy, future growth and development", continued Mr. Mengi.

For more information please contact:
Debra Farquharson, CFO
604-642-6165

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.